UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

September 24, 2003 (Date of earliest event reported)

CAPTEC FRANCHISE CAPITAL PARTNERS L.P. III (Exact Name of Registrant as Specified in Its Charter)

Delaware (State of Other Jurisdiction of Incorporation)	33-77510-C (Commission File No.)	38-3160141 (I.R.S. Employer Identification No.)

24 Frank Lloyd Wright Drive, Lobby L, 4th Floor P.O. Box 544, Ann Arbor, Michigan 48106-0544 (Address of Principal Executive Offices)

(734) 994-5505 (Registrant’s Telephone Number, Including Area Code)

Not Applicable (Former name or former address, if changed since last report)

SIGNATURES
EXHIBIT INDEX
Letter From PricewaterhouseCoopers LLP

Item 4. Changes In Registrant’s Certifying Accountant.

     On September 24, 2003, the Registrant dismissed PricewaterhouseCoopers LLP (“PWC”) as the Registrant’s certifying accountant. PWC’s report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was approved by GP3 Asset Acquisition, LLC, the Registrant’s sole manager. The Registrant does not have a board of directors or audit committee. In connection with its audits for the two most recent fiscal years and through September 24, 2003, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years. The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated September 25, 2003, is filed as Exhibit 16 to this Form 8-K.

Item 5. Other Events.

     Effective December 1, 2001 Captec Net Lease Realty, Inc., the former general partner of the Registrant, was merged with and into Commercial Net Lease Realty, Inc. (“Commercial Net Lease”). In connection with the merger, Commercial Net Lease agreed to sell and assign its general partnership interest in the Registrant to GP3 Asset Acquisition, LLC (“GP3 Asset Acquisition”). In order to complete this transaction, the consent of a majority in interest of the limited partners of the Registrant and the Registrant’s lender was required. Effective January 15, 2002, the requisite limited partner consents to the transfer of the general partnership interest to GP3 Asset Acquisition were obtained. On September 11, 2003, KeyBank Real Estate Capital Markets, Inc. (“KeyBank”), as authorized agent for J.P. Morgan Chase Bank (the “Lender”), the Registrant’s lender, consented to the transfer of the general partnership interest in the Registrant to GP3 Asset Acquisition.

     In connection with KeyBank’s consent to this transfer, GP3 Asset Acquisition, CRC Asset Acquisition LLC (“CRC Asset Acquisition”), the sole member of GP3 Asset Acquisition, and Patrick L. Beach, the sole member of CRC Asset Acquisition, were required to guaranty the Registrant’s performance under certain documents (the “Loan Documents”) executed by the Registrant in connection with certain loans from the Lender to the Registrant in the aggregate principal amount of $8,194,000. In addition, the Registrant was required acknowledge that the Loan Documents represent the valid, enforceable and collectible obligations of the Registrant.

Item 7. Financial Statements and Exhibits.

(a)	No financial statements are required to be filed as part of this Form 8-K.

(b)	No pro forma financial information is required to be filed as part of this Form 8-K.

(c)	The following exhibit is filed as part of this Form 8-K:

16	Letter from PricewaterhouseCoopers, LLP to the Commission, dated September 25, 2003, stating that it agrees with the statements made in Registrant’s Report on Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPTEC FRANCHISE CAPITAL PARTNERS L.P. III

By:	GP3 Asset Acquisition, LLC, Its Manager

By:	/s/ Patrick L. Beach Patrick L. Beach President

Date:	October 1, 2003

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

EX-16	Letter from PricewaterhouseCoopers, LLP to the Commission, dated September 25, 2003, stating that it agrees with the statements made in Registrant’s Report on Form 8-K.